EXHIBIT 10.1
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                 LP INNOVATIONS, INC. 2002 STOCK INCENTIVE PLAN


Section 1   General Purpose of the Plan

      The name of the plan is the LP Innovations, Inc. 2002 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and directors of LP Innovations, Inc. (the "Company") and its Affiliates, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

Section 2   Definitions

      (a)   The following terms shall be defined as set forth below:

      "Affiliate" means any corporation or other entity (other than the Company) in an unbroken chain of corporations or other entities, beginning or ending with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

      "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock Awards.

      "Board" means the Board of Directors of the Company.

      "Cause" shall have the meaning set forth in any employment agreement between the Participant and the Company in effect as of the date that the event giving rise to Cause occurred. In the absence of such an employment agreement provision, "Cause" shall mean and shall be limited to a determination by the Board that the Participant should be dismissed as a result of (i) the Participant's material breach of any agreement to which the Participant and the Company or any Affiliate are both parties, (ii) any act (other then retirement) or omission to act by the Participant which may have a material and adverse effect on the business of the Company or any Affiliate or on the Participant's ability to perform services for the Company or any Affiliate, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the Participant in connection with the business or affairs of the Company or any Affiliate.

      Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other

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agreement with a Participant or at law or in equity. Any determination of whether a Participant's employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall be deemed to have been terminated for Cause. A Participant's termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

      "Change of Control" shall have the meaning set forth in Section 13.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      "Committee" shall have the meaning set forth in Section 3.

      "Disability" means disability as set forth in Section 22(e)(3) of the Code.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" of a share of Stock on a given date means:

            (1) If the principal market for the Company Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price for Company Stock as reported for such Market on such date or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

            (2) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Company Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

            (3) In the event that neither paragraph (i) nor (ii) shall apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

      "Grant Certificate" shall mean a written certificate evidencing an Award, pursuant

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to Section 6.

      "Incentive Stock Option" means any Stock Option that qualifies as an "incentive stock option" as defined in Section 422 of the Code and which is designated as such in the Grant Certificate.

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Option" or "Stock Option" means an option to purchase shares of Stock, granted pursuant to Section 7.

      "Participant" means an individual who has received an Award under the Plan.

      "Restricted Stock Award" means an Award of shares of Stock subject to certain restrictions and conditions, granted pursuant to Section 8.

      "Retirement" means retirement from active employment with the Company in accordance with the retirement policies of the Company then in effect.

      "Stock" means the common stock of the Company, $.01 par value per share, subject to adjustments pursuant to Section 12.

      (b) Termination of Employment. A Participant shall be deemed to have terminated employment upon (i) the date the Participant ceases to be employed by the Company or an Affiliate, or any corporation (or any of its subsidiaries) which assumes the Participant's Award in a transaction to which section 424(a) of the Code applies or (ii) the date the Participant ceases to be a Board member, provided, however, that a Participant (x) who is at the time of reference both an employee and a Board member or (y) who ceases to be engaged as an employee or Board member and immediately is engaged in the other of such relationships with the Company or an Affiliate, shall be deemed to have a "termination of employment" only upon the later of the dates determined pursuant to (i) and (ii) above. For purposes of clause (i) above, a Participant who continues his or her employment with an Affiliate subsequent to the date that such entity ceases to be an Affiliate shall have a termination of employment upon the date that such entity ceases to be an Affiliate. The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan.

Section 3   Administration of Plan.

      (a) Administration by Committee; Constitution of Committee. The Plan shall be administered by the Compensation Committee of the Board or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the "Committee"). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. While it is intended that at all times that the Committee acts in

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connection with the Plan, the Committee shall consist solely of Qualified
Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. With respect to Awards granted to Qualified Members, the Committee shall be the entire Board. A "Qualified Member" is a member of the Board who is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

      (b) Powers of Committee. The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Grant Certificates, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to amend the Plan to reflect changes in applicable law.

      (c) Committee Action; Delegation. Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, the Committee or, pursuant to Section 3(a), the Board, may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive Awards pursuant to the terms of the Plan, who will receive Awards under the Plan and the terms of each such Award, to the fullest extent permitted by Nevada General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of section 16 of the Exchange Act.

      (d) Determinations Final. The determination of the Committee on all matters relating to the Plan or any Grant Certificate shall be final, binding and conclusive.

      (e) Limit on Committee Members' Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award thereunder.

Section 4   Shares Issuable under the Plan.

      The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 5,000,000 (subject to adjustment pursuant to Section
12). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including

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Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

Section 5   Eligibility

      Participants in the Plan will be such full or part-time officers, directors (whether or not they also are employees of the Company), executive, managerial, professional or administrative employees of the Company and its Affiliates and any other key persons (collectively, "key persons") who are selected from time to time by the Committee, in its sole discretion. An Incentive Stock Option may not be granted to a person who, on the date of grant, is not an employee of the Company or an Affiliate corporation.

Section 6   Awards Under the Plan

      (a) Grant Certificate. Each Award granted under the Plan shall be evidenced by a written certificate ("Grant Certificate") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Certificate.

      (b) Substitute Awards. The Board, in its discretion, may grant Awards with terms different than those set forth herein to the extent that such Awards are in substitution for similar awards granted by another company that was merged into or acquired by the Company or an Affiliate, or whose assets or substantially all of whose assets were acquired by the Company or an Affiliate and such Awards have terms equivalent to the substituted awards or otherwise determined by the Committee to be appropriate under the circumstances.

Section 7   Stock Options

      (a) General. The Committee may grant Incentive Stock Options and Non-Qualified Stock Options to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. To the extent that any option is not designated as or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. No Incentive Stock Option shall be granted under the Plan after ______, 2012, the tenth anniversary of the adoption of the Plan.

      (b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 7 shall be determined by the Committee at the time of grant but shall be not less than 100% of Fair Market Value on the date of grant. With respect to an Incentive Stock Option that is granted to an employee who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate corporation, the option price shall be not less than 110% of Fair Market Value on the grant date.

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      (c)   Option Term. Unless the Committee determines otherwise, each Stock
Option shall be exercisable until the tenth anniversary of the grant date, provided however, that no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. An Incentive Stock Option granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Affiliate corporation shall not be exercisable for more than five years from the date of grant.

      (d) Exercisability; Rights of a Shareholder. Unless the Committee determines otherwise and subject to Section 13 hereof, each Stock Option shall become exercisable with respect to a number of whole shares as close as possible to one third of the shares of Stock subject to the Option on each of the first two anniversaries of the date of grant and shall become exercisable with respect to the remainder of the shares of Stock subject to the Option on the third anniversary of the grant date. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in the Plan or the applicable Grant Certificate.

      (e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company in such form and at such time as may be specified by the Committee, specifying the number of shares to be purchased and paying the purchase price, which may be made by one or more of the following methods:

            (A) In cash, by certified or bank check or other instrument acceptable to the Committee.

            (B) At the discretion of the Committee, by delivery of shares of Stock that are not then subject to any restrictions (whether acquired by option exercise or otherwise, provided that if such shares were acquired pursuant to the exercise of a stock option, they were acquired at least six months prior to the Option exercise date or such other period as the Committee may from time to time determine). Such surrendered shares shall be valued at Fair Market Value on the exercise date.

            (C) At the discretion of the Committee and to the extent permitted by law, by means of a brokered cashless exercise in accordance with procedures adopted by the Committee, including entering into such agreements of indemnity and other agreements as the Committee may prescribe as a condition of such payment procedure.

            (D) At the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

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      The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Grant Certificate or applicable law.

      (f) Termination of Employment. Unless the Committee provides otherwise, the following treatment shall apply upon an optionee's termination of employment.

            (A) Death. If an optionee's employment terminates by reason of death or if the optionee dies during a post-termination period established pursuant to this Section 7(f), the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, until the earlier of one year from the date of death and the expiration of the stated term of the Option, at which time the Option shall expire and be of no further force or effect.

                  Any such exercise of an Award following a Participant's death shall be made only by the Participant's executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the Participant's will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition. Any such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Grant Certificate which would have applied to the Participant.

            (B) Disability. If an optionee's employment terminates by reason of Disability, he may continue to exercise any Stock Option held by him, to the extent it was exercisable at the time of such termination, until the earlier of one year from the date of termination of employment and the expiration of the stated term of the Option, at which time the Option shall expire and be of no further force or effect. The Committee shall have sole authority and discretion to determine whether an optionee's employment has been terminated by reason of Disability.

            (C) Retirement. If an optionee's employment terminates by reason of Retirement, he may continue to exercise any Stock Option held by him, to the extent it was exercisable at the time of such termination, until the earlier of six months from the date of termination of employment and the expiration of the stated term of the Option, at which time the Option shall expire and be of no further force or effect. The Committee shall have sole authority and discretion to determine whether an optionee's employment has been terminated by reason of Retirement.

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            (D)   Termination for Cause. If an optionee's employment is
                  terminated for Cause, any Stock Option held by such optionee shall immediately expire and be of no further force and effect.

            (E) Other Termination. If an optionee's employment terminates for any reason other than death, Disability, Retirement or for Cause, he may continue to exercise any Stock Option held by him, to the extent it was exercisable on the date of termination of employment, until the earlier of 3 months after the date of termination of employment and the expiration of the stated term of the Option, at which time the Option shall expire and be of no further force or effect.

            (F) Incentive Stock Option Limitation. To the extent that an Incentive Stock Option that is exercised more than 3 months after the date of termination of employment other than by reason of death or disability or one year after a termination of employment by reason of disability, such option shall be deemed a Non-Qualified Stock Option.

      (g) Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which Incentive Stock Options are first exercisable by an employee during any calendar year exceeds $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options.

      (h) Reload Options. The Committee may in its sole discretion include in any Grant Certificate with respect to an Option (the "original option") a provision that an additional Option (the "reload option") shall be granted to the Participant if the Participant delivers shares of Stock in partial or full payment of the exercise price of the original option. The reload option shall be for a number of shares of Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Grant Certificate provides for the grant of a reload option, such Grant Certificate shall also provide that any shares that are delivered in payment of such exercise price shall have been held for at least six months (or such other period as the Committee may from time to time determine).

      (i) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during an optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may permit an optionee to transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners; provided that the transferee agrees

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in writing with the Company to be bound by all terms and conditions of the Plan and the applicable Grant Certificate.

Section 8   Restricted Stock

      (a) General. The Committee may grant Restricted Stock Awards to such individuals, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. A recipient of a Restricted Stock Award shall have no rights with respect to such Award unless the Participant (i) accepts the Award within such period as the Committee shall specify by accepting delivery of a Grant Certificate in such form as the Committee shall determine, (ii) delivers to the Company a stock power duly endorsed in blank with respect to such shares and, (iii) in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent by certified or official bank check (or the equivalent thereof acceptable to the Company) in an amount at least equal to the par value of the shares covered by the Award.

      (b) Issuance of Stock Certificate(s). Promptly after a Participant accepts a Restricted Stock Award, the Company or its exchange agent shall issue to the Participant a stock certificate or stock certificates for the shares of Stock covered by the Award or shall establish an account evidencing ownership of the Stock in uncertificated form. Upon the issuance of such stock certificate(s) or establishment of such account, the Participant shall have the rights of a shareholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs
(d) and (e) of this Section 8; (ii) in the Committee's discretion, a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Grant Certificate.

      (c) Custody of Stock Certificate(s); Shareholder Rights. Unless the Committee shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company or such other custodian as the Company may designate until such shares are free of any restrictions specified in the applicable Grant Certificate. The Committee may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

      (d)   Restrictions of Transfer

            (i) Nontransferability of Unvested Shares. Shares of unvested restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Grant Certificate. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the restricted shares shall vest and the nontransferability of such shares shall lapse.

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          (ii)     Right of First Refusal of Vested Shares. Prior to sale or
other transfer of any vested shares acquired through a Restricted Stock Award, the Participant shall provide the Company with written notice of the proposed sale or transfer. The Company shall have the right (but no obligation) to purchase some or all of such shares from the Participant within ten (10) business days after the receipt of such notice, in exchange for the Fair Market Value of such shares on the date of such purchase by the Company. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company, if any, incurred by the Participant. The Participant only may sell or transfer such shares (i) after the end of such ten-business day period or (ii) during such ten-business day period if the Company has given written notice that it does not intend to exercise its right to purchase such shares.

      (e) Consequence of Termination of Employment. In the event of a Participant's termination of employment for any reason (including death), all shares of restricted stock that have not yet vested as of the date of such termination of employment immediately shall be forfeited and the Company shall return to the Participant any amounts paid by the Participant for the forfeited shares. Unless the Committee determines otherwise, all dividends or other property paid to or received by the Participant in respect of such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends or other property are held, by the Participant's repayment of dividends or other property received directly, or otherwise.

Section 9   Tax Withholding

      The Company shall be entitled to require as a condition of delivery of any Stock to a Participant of an Award that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which the Committee shall have sole discretion whether or not to give, the Participant may satisfy the foregoing condition by
(i) electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld or (ii) transferring to the Company shares of Stock owned by the Participant having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

Section 10  Amendments and Termination

      (a) Amendment of the Plan. Subject to Section 10(b), the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the Participant (or, upon the Participant's death, the person having the right to exercise the Award). For purposes of this Section 10, any action of the Board or the Committee

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that in any way alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Participant.

      (b) Shareholder Approval Requirement. Shareholder approval shall be required with respect to any amendment to the Plan which (i) increases the aggregate number of shares which may be issued pursuant to Incentive Stock Options or changes the class of employees eligible to receive Incentive Stock Options, or (ii) to the extent the Board determines that shareholder approval is necessary to enable Awards under the Plan to comply with Sections 422 or 162(m) of the Code or any other provision of applicable law.

      (c) Modification of Awards. The Committee may cancel any Award under the Plan. The Committee also may amend any outstanding Grant Certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which an Option becomes exercisable or Restricted Stock becomes vested; (ii) waive or amend any goals, restrictions or conditions set forth in the Grant Certificate; or (iii) waive or amend the operation of Sections 7(f) and/or 8(e) with respect to the treatment of an Award upon termination of employment. However, any such cancellation or amendment (other than an amendment pursuant to Section 12) that materially impairs the rights or materially increases the obligations of a Participant under an outstanding Award shall be made only with the consent of the Participant (or, upon the Participant's death, the person having the right to exercise the Award).

Section 11  Participants as General Creditors

      With respect to the portion of any Award which has not been exercised and any Stock not received by a Participant, a Participant only shall have the rights of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

Section 12  Adjustments Upon Changes In Stock

      (a) Shares Available for Grants. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the Committee shall appropriately adjust the maximum number of shares of Stock with respect to which the Committee may grant Awards under the Plan, as set forth in Section 3. In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted, as set forth in Section 3, in each case as the Committee may deem appropriate.

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      (b)   Outstanding Restricted Stock. Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of restricted stock which has not yet vested, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated pursuant to Section 8(c) hereof.

      (c) Outstanding Options - Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Option and the exercise price-per-share of each such Option.

      (d) Outstanding Options - Certain Mergers. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Option would have received in such merger or consolidation.

      (e)   Outstanding Options - Certain Other Transactions. In the event of
(i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or
(iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Stock subject to such Option, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (y) the exercise price of such Option; or

          (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property which a holder of the number of shares of Stock subject to such Option would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the Option or the number of shares or amount of property subject to the Option or, if appropriate, provide for a cash

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payment to the Participant to whom such option was granted in partial consideration for the exchange of the Option.

      (f) Outstanding Options - Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 12(c), (d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per-share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Stock subject to such Option equal to the excess of
(i) the Fair Market Value of Stock on the date of such cancellation over (ii) the exercise price of such Option.

      (g) No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any option.

Section 13  Change of Control Provisions

      (a)   Upon the  occurrence  of a Change of Control as defined in this
Section 13 :

          (i) Each Stock Option shall automatically become fully exercisable notwithstanding any provision to the contrary hereof.

          (ii) Each Restricted Stock Award shall become fully vested, and the recipients of such Awards shall become entitled to receipt of the Stock subject to such Awards.

      (b) "Change of Control" shall mean the occurrence of any one of the following events subsequent to the effective date of the spin-off of the Company from Casual Male Retail Group, Inc. (the "Spin-Off Date"):

          (i) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than a "current substantial owner," as defined below, becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same

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proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding securities. A current substantial owner shall mean a person who, as of the effective date of the Plan, is the beneficial owner, directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities provided.

          (ii) Persons who, as of the date immediately after the Spin-Off Date, constituted the Board (the "Incumbent Board") cease for any reason, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Spin-Off Date whose election was approved by, or who was nominated with the approval of, at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board.

          (iii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein-above defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities.

          (iv) The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

Section 14  Limitations Imposed By Section 162(m)

      Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Award may be limited as a result of section 162(m) of the Code, the Committee may take the following actions:

      (a) With respect to Options, the Committee may delay the exercise or payment, as the case may be, in respect of such options until a date that is within 30 days after the date that compensation paid to the Participant no longer is subject to the deduction limitation under section 162(m) of the Code. In the event that a Participant exercises an option at a time when the Participant is a 162(m) covered employee and the Committee determines to delay the exercise in respect of any such Award, the Committee shall credit the Fair Market Value of the Stock payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the

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amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

      (b) With respect to restricted stock, the Committee may require the Participant to surrender to the Committee any Grant Certificates with respect to such Awards, in order to cancel the Awards of such restricted stock. In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Stock subject to such Awards. The amount credited to the book account shall be paid to the Participant within 30 days after the date that compensation paid to the Participant no longer is subject to the deduction limitation under section 162(m) of the Code. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

      (c) An individual is a "162(m) covered employee" if, as of the last day of the Company's taxable year for which the compensation related to an Award would otherwise be deductible (without regard to section 162(m)), he or she is
(A) the chief executive officer of the Company (or is acting in such capacity),
(B) one of the four highest compensated officers of the Company other than the chief executive officer or (C) employed in a capacity designated as such by amendment to section 162(m) of the Code. Whether an individual is a "162(m) covered employee" shall be determined in accordance with applicable regulations under section 162(m) of the Code.

Section 15  General Provisions

      (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) Delivery of Stock Certificates. Delivery of stock certificates to Participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the Participant, at the Participant's last known address on file with the Company.

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional

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compensation arrangements, including trusts, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Neither the adoption of the Plan or the granting of an Award under the Plan confers upon any employee any right to continued employment with the Company or any Affiliate.

      (d) Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically otherwise provides.

Section 16  Non-Uniform Determinations

      The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Grant Certificates, as to (a) the persons to receive Awards under the Plan, (b) the terms and provisions of Awards under the Plan, and (c) the treatment of leaves of absence.

Section 17  Headings

      Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

Section 18  Effective Date of Plan

      The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of shareholders.

Section 19  Governing Law

      This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.




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